OPPENHEIMER QUEST OFFICERS VALUE FUND
                Supplement dated February 27, 1998 to the
                        Prospectus dated January 26, 1998


The Prospectus of Oppenheimer Quest Officers Value Fund is amended by replacing the last three paragraphs of the section captioned "The Manager" on page 18 thereof with the following:

      "At a meeting held on February 18, 1998, the Board of Trustees determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Quest Value Fund, Inc. ("Value Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

      Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A shares of Value Fund, (ii) these shares of Value Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders of the Fund is expected to be held on or about June 9, 1998 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed in mid- April, 1998 to Fund shareholders of record on the record date (expected to be March 10, 1998). Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization."



February 27, 1998                                             PS0229.010